SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934






          Date of Report (Date of earliest event reported) July 2, 2003







                            PENN-AMERICA GROUP, INC.
            (Exact name of registration as specified in this charter)







         Pennsylvania                    0-22316               23-2731409
(State or other jurisdiction of      (Commission File     (I.R.S. Employer
incorporation or organization)           Number)         Identification No.)



420 S. York Road, Hatboro, Pennsylvania                      19040
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:   (215) 443-3600

Items 1- 6, 8, 10-12.  None

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

99.1 Press release dated July 3, 2003 announcing Penn-America's addition to the Russell 2000(R) index.

Item 9.  Regulation FD Disclosure

            On July 2, 2003, the registrant was added to the Russell 2000 Index, a benchmark of small-capitalization stocks compiled by the Frank Russell Company, one of the world's leading investment management and advisory firms. The press release dated July 3, 2002, announcing the event is attached hereto as an exhibit.



                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PENN-AMERICA GROUP, INC.



Date:  July 3, 2003
                                         BY: /s/ Garland P. Pezzuolo
                                         Garland P. Pezzuolo
                                         (Vice President, Secretary and General
                                         Counsel)